                                                                     EXHIBIT 4.1



Explanatory Note:   The Millennia III, Inc. 1996 Stock Option Plan was assumed by EMC Corporation pursuant to an Agreement and Plan of Merger dated as of July 1, 1998 except that the options granted thereunder relate to rights to purchase shares of Common Stock, $.01 par value per share, of EMC Corporation.

                                                                     EXHIBIT 4.1

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                              MILLENNIA III, INC.

                             1996 STOCK OPTION PLAN


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

                              Millennia III, Inc.

                             1996 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                              Millennia III, Inc.

                             1996 STOCK OPTION PLAN


      1. PURPOSE

     The purpose of this 1996 Stock Option Plan (the "Plan") is to encourage
                                                      ----
directors, consultants and key employees of Millennia III, Inc. (the "Company")
                                                                      -------
and its Subsidiaries (as hereinafter defined) to continue their association with the Company, by providing favorable opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may either be options designed
                                -------
to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "ISO") or options not
                                                ----        ---
intended to qualify for any special tax treatment under the Code (a "NQO").  The
                                                                     ---
term "Subsidiary" as used in the Plan means a corporation of which the Company
      ----------
owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock. A person to whom an Option has been granted pursuant to the Plan is hereinafter referred to as an "Optionee".
                               --------

      2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee appointed by the Board of Directors (the "Committee"), which shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. Unless the Board of Directors otherwise provides for the method by which the appointed committee shall operate, the Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. Hereinafter, all references in this Plan to the "Committee" shall mean the Board of Directors if no Committee has been appointed. All questions of interpretation and application of such rules and regulations, of the Plan or of Options granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the Committee. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 4 hereof to qualify as "incentive stock options" as described in Section 422A of the Code.

      3. OPTION SHARES

     The stock subject to Options under the Plan shall be shares of the Company's common stock, par value $0.001 per share (the "Stock"). At no time
                                                         -----
shall the number of shares of Stock with respect
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Millennia III, Inc.
1996 Stock Option Plan
Page 2


to which outstanding Options have been granted plus the number of shares of Stock issued as a result of the exercise of options under the Plan and which are still outstanding exceed in the aggregate 130,500 shares (the "Option Pool");
                                                               -----------
provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 17. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan. Should the Company repurchase any shares of Stock which were acquired pursuant to the exercise of options granted under the Plan, such shares may be returned to the Option Pool pursuant to a vote of the Committee, subject, however, to the Option Pool size limitation set forth above.

      4. AUTHORITY TO GRANT OPTIONS

     The Committee may grant from time to time, to such eligible individuals as it shall from time to time determine, an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, each of which Option or Options shall be designated at the time of grant as either an ISO or a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee. The Committee shall have the right, with the consent of the Optionee, to convert an ISO granted under the Plan into a NQO and to impose such conditions on the exercise of the resulting NQO as the Committee may in its discretion determine, provided that such conditions shall not be inconsistent with the Plan.

      5. WRITTEN AGREEMENT

     Options granted hereunder shall be embodied in written option agreements (which need not be identical) in such forms as the Committee may from time to time approve (each an "Option Agreement"). Option Agreements shall be subject
                       ----------------
to the terms and conditions prescribed herein and shall be signed by the Optionee and by the President or any Vice President of the Company for and in the name and on behalf of the Company. An Option Agreement shall indicate whether the subject Option has been designated an ISO or a NQO. The written Option Agreement for any Option may contain such provisions not inconsistent with this Plan as the Committee in its discretion may deem advisable.

      6. ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be key employees (including officers who may be members of the Board of Directors), directors who are not employees and other individuals who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be

Millennia III, Inc.
1996 Stock Option Plan
Page 3


expected to contribute materially to the success of the Company or a Subsidiary. No Option designated as an ISO shall be granted to any individual who is not an employee of the Company or a Subsidiary.

     If required to insure compliance with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the selection of a director as a
                              ------------
participant and the number of shares for which an Option may be granted to such director shall be determined either (i) by the Board of Directors, of which a majority, as well as a majority of the directors acting in the matter, shall be "disinterested persons" (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of three or more persons having full authority to act in the matter, of which all members shall be "disinterested persons". For purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule, as such term is interpreted from time to time.

      7. OPTION PRICE

     The price at which shares may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than the par value of such shares and, in the case of an incentive stock option, except as set forth in the following sentence, shall not be less than one hundred percent (100%) of the fair market value of the shares of Stock on the date the ISO is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price at which shares may be so purchased pursuant to an incentive stock option shall be not less than one hundred ten percent (110%) of the fair market value of the Stock on the date the ISO is granted.

     For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported lowest closing bid and asked prices, regular way, in either case (i) as reported on the New York Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if the stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Committee; or (c) if the Stock is not then listed or admitted to trading on any

Millennia III, Inc.
1996 Stock Option Plan
Page 4


national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Committee as of a date which is within thirty (30) days of the date as of which the determination is to be made; provided however that any method of determining fair market value employed by the Committee with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options".

      8. DURATION OF OPTIONS

     The duration of any Option shall be specified by the Committee in the Option Agreement, but no ISO shall be exercisable after the expiration of ten
(10) years from the date such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted.
The Committee, in its sole and absolute discretion, may extend any Option theretofore granted subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

      9. RESTRICTION ON EXERCISE OF OPTIONS

     Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which ISOs may be exercisable for the first time by an Optionee during any calendar year (under the Plan or any other incentive stock option plan(s) of the Company or any Subsidiary) shall not exceed $100,000. Subject to the foregoing, each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement.

      10.      EXERCISE OF OPTIONS

     Each Option may be exercised from time to time in such amounts as is provided in the Option Agreement by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

Millennia III, Inc.
1996 Stock Option Plan
Page 5


     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO, unless he has held the shares until at least two
(2) years after the date the ISO was granted and at least one (1) year after the date the ISO was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (i) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice equal to the option price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Committee in its discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the option price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock.

     Alternatively, if the Option Agreement so specifies or if the Committee in its sole and absolute discretion permits, payment of the option price may be made in part by a promissory note executed by the Optionee and collaterally secured by the Stock obtained upon exercise of the Option, providing for repayment at such time or times as the Committee shall specify; provided, however, (a) that such promissory note shall provide for repayment no later than five (5) years from the date of exercise and for interest at a rate not less than the "base" rate announced on the date of exercise by The First National Bank of Boston, (b) that in any event an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section and (c) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, margin lending rules. The decision as to whether to permit partial payment by a promissory note for Stock to be issued upon exercise of any Option granted shall rest entirely in the discretion of the Committee.

     As promptly as practicable after the receipt by the Company of (i) written notice from the Optionee setting forth the number of shares with respect to which such Option is to be exercised and (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised. Notwithstanding the

Millennia III, Inc.
1996 Stock Option Plan
Page 6


foregoing, if an Optionee owes money to or is otherwise indebted to the Company at the time of his or her exercise of an Option then in addition to other rights which the Company may have, the Company may in its sole discretion refuse to issue shares upon such exercise and may set off such debt against the value of such shares or may retain such shares to the extent of the amount of such debt.

      11.      NONTRANSFERABILITY OF OPTIONS

     No Option shall be transferable by the Optionee, either voluntarily or by operation of law, except by will or pursuant to the laws of descent and distribution. During the life of an Optionee, an Option shall be exercisable only by such Optionee.

      12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

     For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) a Subsidiary shall be considered employment by or involvement with the Company. NQOs shall be exercisable following an Optionee's termination of employment or involvement with the Company to the extent provided below with respect to ISOs unless otherwise set forth in the Option Agreement for such non-qualified options. Except as may be otherwise expressly provided herein, Options designated incentive stock options shall be exercisable after the Optionee's termination of employment with the Company only within the period of three (3) months after the date the Optionee ceases to be in the employ of the Company, and only to the extent to which the Optionee was entitled to exercise the Option immediately prior to the termination of his or her employment. If, before the date of expiration of the Option, the Optionee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or three (3) months after the date of such retirement. In the event of the death of the holder of an Option before the date of expiration of such Option and while in the employ of the Company or during the three (3) month period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of such date of expiration or one (l) year following the date of such death or retirement. After the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Option to the extent to which the Optionee was entitled to exercise the Option on the date of his or her death.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (i) such absence is for a period of no more than ninety (90) days or (ii)

Millennia III, Inc.
1996 Stock Option Plan
Page 7


the Optionee's right to re-employment after such absence is guaranteed either by statute or by contract.

      13.      REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"),
                                                             --------------
and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon
                                                          ------------
exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Laws.

     Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

     The Company shall not be required to sell or issue any shares upon the exercise of any Option if the Committee is advised by counsel that the issuance of such shares would result in the termination of any then effective election of the Company to be taxed as an S corporation pursuant to the Code.

     Legend on Certificates.  The Committee may cause any certificate
     -----------------------
representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

Millennia III, Inc.
1996 Stock Option Plan
Page 8


      14.      NO RIGHTS AS STOCKHOLDER

     No Optionee shall have rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares. Except as otherwise provided in Section 17 no adjustment for dividends or other rights shall be made if the record date therefor is prior to the date of issuance of such certificate.

      15.      EMPLOYMENT OBLIGATION

     Nothing in this Plan nor the granting of any Option under this Plan shall
(i) impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, (ii) diminish or affect the right of the Company or any Subsidiary to terminate the employment or services of any person or (iii) affect the ability of the Company to increase or decrease the compensation of any person. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment for any reason.

      16.      FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

     Notwithstanding anything to the contrary in the Plan, if the Committee determines, after full consideration of the facts presented on behalf of both the Company and an Optionee, that

     a. the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment by or involvement with the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or

     b. the Optionee's employment or involvement was otherwise terminated for "cause", as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Committee, which may determine that "cause" includes among other matters the failure or inability of the Optionee to carry out his or her assigned duties diligently and in a manner satisfactory to the Company, then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise an Option prior to a decision of the Committee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in

Millennia III, Inc.
1996 Stock Option Plan
Page 9


the event of any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Committee makes an adverse determination; provided, however, if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Options retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Committee, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or a Subsidiary.

      17.      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from the subdivision, split, combination or consolidation of shares of Stock or any other capital adjustment, the payment of a stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith, provided, however, that no adjustment shall be made that would constitute a modification as defined in Section 424(h)(3) of the Code.

     In the event the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of the common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Committee, will remain the Plan of the reincorporated Company.

Millennia III, Inc.
1996 Stock Option Plan
Page 10


     Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or in other circumstances in which the Committee in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply, (a) subject to the provisions of clause (c) below, after the effective date of such merger, consolidation, liquidation, sale or other event (in each case, an "Applicable Event", as the
                                                    ----------------
case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he exercised such Option immediately prior to the Applicable Event; (b) the Committee may, in its sole and absolute discretion, waive, generally or in more specific cases, any limitations imposed pursuant to Section 9 (even if the effect of such waiver is to disqualify the Option as an ISO) or Section 19 so that some or all Options from and after a date prior to the effective date of such Applicable Event specified by the Committee, in its sole and absolute discretion, shall be exercisable in full; and (c) all outstanding and unexercised Options may, in its sole and absolute discretion, be cancelled by the Committee as of the effective date of any such Applicable Event; provided, however, notice of any such cancellation shall be given to each holder of an Option not less than thirty
(30) days preceding the effective date of such Applicable Event; and provided further, however, that the Committee may in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 (even if the effect of such waiver is to disqualify the Option as an ISO) or Section 19 with respect to any Option so that such Option shall be exercisable in full or in part, as the Committee may, in its sole and absolute discretion, determine, during such thirty (30) day period.

     Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

      18.      AMENDMENT OR TERMINATION OF PLAN

     The Committee may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Committee may not (a) materially increase the benefits accruing to Optionees under the Plan or make any "modifications" as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of the protections of

Millennia III, Inc.
1996 Stock Option Plan
Page 11


Section 16(b) of the Securities Exchange Act, if applicable to the Company, or
(ii) the qualification of the Plan or any Options for "incentive stock option" treatment under Section 422 of the Code; (b) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; (c) reduce the option price at which ISOs may be granted to an amount less than the fair market value per share, or 110% of fair market value as the case may be, at the time the Option is granted; or (d) change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Committee shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an ISO or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment. The termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an Option previously granted to him or her. With the consent of the Optionee affected, the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan.

      19.      CERTAIN RIGHTS OF THE COMPANY

     Unless an Optionee's Option Agreement specifically provides to the contrary, or an Optionee has entered into an employment, stockholder or other agreement with the Company which provides for the repurchase of options or stock in the event such Optionee's employment or involvement with the Company terminates, the provisions of this Section 19 shall apply to each Option granted under the Plan and to the shares of Stock acquired on exercise thereof.

     a.  Voluntary or Involuntary Transfers of Stock.  Shares of Stock acquired
         -------------------------------------------
by an Optionee pursuant to the exercise of an Option or Options granted under the Plan shall not be voluntarily transferred by the Optionee without the written consent of the Board which consent may be withheld or conditioned as the Board sees fit. If such Stock is subject to an involuntary transfer, including by reason of death, a divorce settlement or judicial proceeding, the Company shall have the right to repurchase all or any shares of such Stock (including any Stock subsequently acquired by the Optionee upon exercise of an Option if the Stock so acquired is subject to such involuntary transfer) at a price equal to the Repurchase Price at the time of the involuntary transfer event. The Company may exercise its repurchase right no later than 180 days following the later of (a) the date of such involuntary transfer of such shares of Stock, (b) the date of any such subsequent acquisition of Stock upon exercise of an Option and (c) the Board of Director's receipt of written notice of the occurrence of such transfer event. Any such shares of Stock as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the restrictions of this Section 19.

     Repurchase Price.  As used herein the term "Repurchase Price" shall mean
     ----------------                            ----------------
the fair market value of a share of Stock as determined in good faith by a majority of the disinterested members of

Millennia III, Inc.
1996 Stock Option Plan
Page 12


the Board of Directors of the Company.
In making their determination of fair market value of a share of Stock the Board of Directors will not take into account that the Stock may be illiquid or may constitute a minority interest in the Company.

     b.  Termination of Employment or Involvement.  If an Optionee's employment
         ----------------------------------------
by or involvement with the Company (including, for this purpose, any Subsidiary) shall terminate for any reason other than the Optionee's death or a Justifiable Termination or Optionee's retirement for reasons of age or disability in accordance with the then policy of the Company, the Company shall have the right to repurchase all or any of such shares of Stock at a price equal to the Repurchase Price at the time of such repurchase. In addition, if at the time of such termination an Optionee holds an Option granted under the Plan which is by its terms exercisable after such termination, the Company shall have the right to repurchase all or any part of the shares of Stock acquired pursuant to the exercise of such Option, at the Repurchase Price. In the case of a Justifiable Termination (which term shall mean termination on account of the Optionee's malfeasance or Optionee's violation of any agreement with the Company or any similar justifiable cause) the Company shall have the right to repurchase all or any of such shares of Stock at the option exercise price per share. If the option price for any repurchased shares has been paid by the Optionee's promissory note pursuant to Section 10, then the repurchase price for such shares of Stock shall be first applied to the repayment of the outstanding amount, if any, due under such note in respect of the repurchased shares, and any accrued but unpaid interest thereon. The Company's right to repurchase shares of Stock may be exercised at any time during the period beginning on the date of the Optionee's termination of employment or involvement and ending one hundred twenty (120) days after the later of (i) the date of such termination and (ii) the date on which shares of Stock subject to the repurchase rights of this Section 19 are acquired by the Optionee. Any such shares of Stock as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the restrictions of this Section 19.

     c.  Securities Laws; Transfers In Violation of Plan.  Notwithstanding any
         -----------------------------------------------
other provision of this Plan the Company may refuse to permit transfer of the Offered Shares if in the opinion of its legal counsel such transfer would violate securities laws or subject the Company to liability thereunder. Any sale, transfer, pledge or other disposition of shares of Stock which is not in accordance with the provisions of this Section 19 shall be void and of no effect and shall not be recognized by the Company.

      20.      EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective and shall be deemed to have been adopted on November __, 1996 subject only to ratification by the holders of at least a majority of the outstanding shares of Stock within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the

Millennia III, Inc.
1996 Stock Option Plan
Page 13


Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.

                         Exhibit 1 to Stock Option Plan
                   Form of Incentive Stock Option Certificate


                              MILLENNIA III, INC.

                        Incentive Stock Option Agreement
                        --------------------------------
                  Option Certificate Number: _________________

Specific Terms of the Option
----------------------------

     Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Millennia III, Inc. 1996 Stock Option Plan (the "Plan"),
                                                                   ----
Millennia III, Inc., a Delaware corporation (the "Company") hereby grants the
                                                  -------
following option to purchase Common Stock, par value $0.001 per share (the

"Stock") of the Company:
------

1. Name of Person to Whom the Option is granted (the "Optionee"):              .
                                                      --------   --------------

2. Date of Grant of Option:                  .
                           ------------------

3. An Option for         shares of Common Stock.
                ---------

4. Option Exercise Price (per share):  $     .
                                        -----

5. Term of Option:  Subject to Section 9 below, this Option expires at 5:00 pm
Eastern Time on             .
               ------------

6. Exercise Schedule: Provided that on the dates set forth below the Optionee is still employed by the Company or, if the Optionee is not employed by the Company the Optionee is still actively involved in the Company (as determined by the Board of Directors) the Option will become exercisable as follows and as provided in Section 9 below:


                                  The Option will              Cumulative
           On This             Become Exercisable as              Number
            Date              To This Number of Shares         Exercisable
----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------

     Does Section 19 of the Plan apply to Stock covered by this Option? Yes ___ No ___.


Millennia III, Inc.

By:                                   X
   -------------------------------     ---------------------------------
   Title:                                   (Signature of Optionee)
         -------------------------    Date:
                                           -----------------------------
Optionee's Address:
                   -----------------------------------------------------

Millennia III, Inc.
Form of Incentive Stock Option Certificate
Page 3


OTHER TERMS OF THE OPTION
-------------------------

     WHEREAS, the Board of Directors (the "Board") has authorized the grant of
                                           -----
stock options upon certain terms and conditions set forth herein; and

     WHEREAS, the Board has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee agree as set forth above and as follows:

     7.  Grant.  Pursuant and subject to the Plan, the Company does hereby grant
         -----
to the Optionee a stock option (the "Option") to purchase from the Company the
                                     ------
number of shares of its Common Stock set forth in Section 3 upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").
                                                ----

     8.  Option Price.  This Option may be exercised at the option price per
         ------------
share of Stock set forth in Section 4 hereof, subject to adjustment as provided herein and in the Plan.

     9.  Term and Exercisability of Option. This Option shall expire on the date
         ---------------------------------
determined pursuant to Section 5 hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan and those conditions, if any, set forth in Section 6 hereof. In addition in the event that before this Option has been exercised in full, the Optionee ceases to be an employee of the Company for any reason other than death or a termination for dishonesty or other "cause" as provided in Section 16 of the Plan, the Optionee may exercise this Option to the extent that he or she might have exercised it on the date of termination of his or her employment, during the period ending on the earlier of (i) the date on which the Option expires in accordance with Section 5 of this Agreement or (ii) three months after the date of termination of the Optionee's employment by the Company. In the event of the death of the Optionee before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option to the extent that the Optionee might have exercised it on the date of his or her death, during the period ending on the earlier of (i) the date on which the Option expires in accordance with Section 5 of this Agreement or (ii) the first anniversary of the date of the Optionee's death.

     10.    Method of Exercise.  To the extent that the right to purchase shares
            ------------------
of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to

Millennia III, Inc.
Form of Incentive Stock Option Certificate
Page 4


which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. As soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents, or, in accordance with the terms and conditions of Section 10 of the Plan, (a) in whole or in part in shares of Common Stock of the Company, or (b) in part by promissory note of the Optionee in the form attached hereto as Exhibit B; provided, however, that the Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

     11.  Non-assignability of Option Rights.  This Option shall not be
          ----------------------------------
assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by him or her.

     12.  Compliance with Securities Act.  The Company shall not be obligated to
          ------------------------------
sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

     13.  Legends.  The Optionee hereby acknowledges that the stock certificate
          -------
or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 12 hereof and, if applicable to this Option, in Section 19 of the Plan.

     14.  Rights as Stockholder.  The Optionee shall have no rights as a
          ---------------------
stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a

Millennia III, Inc.
Form of Incentive Stock Option Certificate
Page 5


certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15.  Notice to Company of Disqualifying Disposition.  The Optionee hereby
          ----------------------------------------------
agrees that he or she will promptly give notice to the Company in the event that he or she sells, transfers, exchanges or otherwise disposes of any shares of Stock or other securities obtained pursuant to any exercise of this Option before the day after the later of (a) the second anniversary of the date of grant set forth at the conclusion of this Agreement and (b) the first anniversary of the date on which the shares of Stock or other securities were transferred to him or her pursuant to his or her exercise of this Option.

     16.  Termination or Amendment of Plan.  The Board may in its sole and
          --------------------------------
absolute discretion at any time terminate or from time to time modify and amend the Plan, but no such termination or amendment will affect rights and obligations under this Option.

     17.  Effect Upon Employment.  Nothing in this Option or the Plan shall be
          ----------------------
construed to impose any obligation upon the Company to employ the Optionee or to retain the Optionee in its employ, or continue its involvement with, the Optionee.

     18.  Time for Acceptance.  Unless the Optionee shall evidence his
          -------------------
acceptance of this Option by execution of this Agreement within seven (7) days after its delivery to him or her, the Option and this Agreement shall be null and void.

     19.  General Provisions.
          ------------------

     a.  Amendment; Waivers.  This Agreement, including the Plan, contains the
         ------------------
full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

     b.  Binding Effect.  This Agreement shall inure to the benefit of and be
         --------------
binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

     c.  Construction.  This Agreement is to be construed in accordance with the
         ------------
terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be

Millennia III, Inc.
Form of Incentive Stock Option Certificate
Page 6


construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

     d.  Notices.  Any notice in connection with this Agreement shall be deemed
         -------
to have been properly delivered if it is in writing and is delivered in hand or sent by registered mail to the party addressed as follows, unless another address has been substituted by notice so given:


     To the Optionee:    To his or her address as listed on the books of the
                         Company.

     To the Company:     Millennia III, Inc.
                         14 Ridge Lane
                         Weston, Connecticut 06883

                         Copy to:
                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, MA  02109
                         Attention:  Stephen A. Evans

Millennia III, Inc.
Form of Incentive Stock Option Certificate
Page 7

                                             EXHIBIT A to Incentive Stock Option

                 [FORM FOR EXERCISE OF INCENTIVE STOCK OPTION]


Millennia III, Inc.
14 Ridge Lane
Weston, Connecticut 06883

RE:  Exercise of Incentive Stock Option under Millennia III, Inc. 1996 Stock
     -----------------------------------------------------------------------
     Option Plan
     -----------


Gentlemen:

     Please take notice that the undersigned hereby elects to exercise the stock
option granted to               on         , 199  by and to the extent of
                  -------------    --------     -
purchasing          shares of the Common Stock of Millennia III, Inc. for the
           --------
option price of $          per share, subject to the terms and conditions of the
                 ---------
Incentive Stock Option Agreement between               and Millennia III, Inc.
                                         -------------
dated as of            , 199 .
            -----------     -

     The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares.

If the undersigned is making payment of any part of the purchase price by
-------------------------------------------------------------------------
delivery of shares of Common Stock of Millennia III, Inc., he or she hereby
---------------------------------------------------------------------------
confirms that he or she has investigated and considered the possible income tax
-------------------------------------------------------------------------------
consequences to him or her of making such payments in that form.
---------------------------------------------------------------

     The undersigned hereby specifically confirms to Millennia III, Inc. that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Incentive Stock Option Agreement.

                                    Very truly yours,



---------------------               ---------------------------------------
Date                                (Signed by _____________ or other party
                                    duly exercising option)

Millennia III, Inc.
Form of Incentive Stock Option Certificate
Page 8

                                             Exhibit B to Incentive Stock Option

          [FORM OF TERM NOTE IN PAYMENT OF EXERCISE PRICE OF OPTIONS]
                                PROMISSORY NOTE

$                                                         Date:
 ------------------------                                      ---------------

     FOR VALUE RECEIVED, the undersigned (the "Payor") hereby promises to pay to
                                               -----
the order of Millennia III, Inc. (the "Payee") at the principal office of Payee
                                       -----
in Connecticut on or before              , 19   the sum of
                            -------------    --
                                          ($          ) with interest from the
-----------------------------------------   ----------
date hereof on the principal amount hereof from time to time unpaid at the rate
of      percent ( %) per annum (being the "base rate" of The First National Bank
   ----          -
of Boston on the date hereof). Interest on the outstanding principal amount hereof shall be due and payable quarterly on the last business day of March, June, September and December in each year during the term of this Note, and at
maturity commencing           .  The Payor authorizes the Payee to withhold such
                    ----------
interest from his regular monthly or other salary payment or other compensation and to apply such withheld amount to interest due hereon and also agrees to execute such instruments and other documents as the Payee may from time to time
request to reflect such right of withholding.  [THE PAYOR SHALL ON           OF
                                                                   ---------
EACH YEAR, COMMENCING IN     , PAY AN AMOUNT EQUAL TO     PERCENT (   %) OF THE
                         ----                         ---          ---
ORIGINAL PRINCIPAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL ACCRUED AND UNPAID INTEREST THEREON.]

     All payments on this Note shall be first applied against accrued but unpaid interest to the extent thereof, and then to the outstanding principal amount.

     The Payor shall have the right to prepay the principal amount of this Note in whole or in part at any time without penalty, but together with all but unpaid accrued interest on the outstanding principal amount. No such prepayment amount shall affect the obligation of the Payor to make the payments required by the last sentence of the first paragraph of this Note.

     Payor shall pay principal, interest, and other amounts under, and in accordance with the terms of, this Note, free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto, excluding taxes measured by income.

     Should the indebtedness evidenced by this Note or any part thereof be collected by legal action, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Payor agrees to pay, upon demand by Payee, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and

Millennia III, Inc.
Form of Incentive Stock Option Certificate
Page 9


reasonable attorneys' fees and other reasonable collection charges, to the maximum extent permitted by applicable law.

     This Note represents the obligation of the Payor to pay on an installment basis the balance of the purchase price of shares of Common Stock of the Payee to be issued to the Payor promptly after the date hereof (the "Shares"), plus
                                                               ------
interest on such purchase price, pursuant to a stock option granted on ________

pursuant to the Stock Option Agreement dated         , 199  (the "Agreement").
                                             --------     -       ---------

     [NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE OR THE AGREEMENT, PAYOR AND PAYEE AGREE THAT PAYOR SHALL HAVE NO PERSONAL LIABILITY WITH RESPECT TO THE PAYMENT OF ANY AMOUNT DUE UNDER THIS NOTE, THE SOLE RECOURSE OF THE PAYEE BEING TO THE SHARES.]

     Upon the occurrence of any of the following events (an "acceleration event"):

          (a) Failure of the Payor to perform or observe any of his obligations under this Note or the Agreement, or acceleration of the Payor's obligation to make payment of the purchase price of the Shares pursuant to the provisions of the Agreement; or

          (b) Commencement of voluntary or involuntary proceedings in respect of the Payor under any federal or state bankruptcy, insolvency, receivership or other similar law; or

          (c)  Termination of the Payor's employment by the Payee;

     then, and in any such event, the holder of this Note at its election may forthwith declare the entire principal amount of this Note, together with accrued interest thereon, immediately due and payable, and this Note shall thereupon forthwith become so due and payable without presentation, protest or further demand or notice of any kind, all of which are expressly waived.

     The Payor hereby waives the presentment, demand, notice of protest and all other demands and notices in connection with delivery, acceptance, performance, default or enforcement hereof. No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, no course of dealing between the Payor and the holder shall operate as a waiver of any of the holder's rights hereunder unless set forth in a writing signed by the holder, and a waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. The Payor further agrees to pay the costs, fees and expenses (including reasonable attorneys' fees) of collection and enforcement of this Note.

Millennia III, Inc.
Form of Incentive Stock Option Certificate
Page 10



     Any provision of this Note to the contrary notwithstanding, changes in or additions to this Note may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the consent in writing of Payee and Payor, and each such change, addition or waiver shall be binding upon each future holder of the Note and Payor. Any consent may be given subject to satisfaction of conditions stated therein.

     This Note shall be binding upon and shall inure to the benefit of the Payor and the Payee and their respective successors and assigns, including, without limitation, successors by operation of law pursuant to any merger, consolidation or sale of assets involving any of the parties.

     This Note shall be deemed to be a contract made under and to be construed in accordance with and governed by the applicable law of the United States of America and the laws of the State of Delaware.

     This Note is executed as, and shall be effective as, a sealed instrument and shall be binding upon the estate and any successor of the Payor.


Witness:
        ------------------------------     -----------------------------------
                                           Payor

                         Exhibit 2 to Stock Option Plan
                 Form of Non-Qualified Stock Option Certificate


                              MILLENNIA III, INC.

                      Nonqualified Stock Option Agreement
                      -----------------------------------
                  Option Certificate Number:
                                             -----------------

Specific Terms of the Option
----------------------------

     Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Millennia III, Inc. 1996 Stock Option Plan (the "Plan"),
                                                                   ----
Millennia III, Inc., a Delaware corporation (the "Company") hereby grants the
                                                  -------
following option to purchase Common Stock, par value $0.001 per share (the

"Stock") of the Company:
------

1. Name of Person to Whom the Option is granted (the "Optionee"):              .
                                                      --------   --------------

2. Date of Grant of Option:                .
                            ---------------

3. An Option for         shares of Common Stock.
                 -------

4. Option Exercise Price (per share):  $     .
                                        -----

5. Term of Option:  Subject to Section 9 below, this Option expires at 5:00 pm
   Eastern Time on             .
                   ------------


6. Exercise Schedule: Provided that on the dates set forth below the Optionee is still employed by the Company or, if the Optionee is not employed by the Company the Optionee is still actively involved in the Company (as determined by the Board of Directors) the Option will become exercisable as follows and as provided in Section 9 below:

                                  The Option will              Cumulative
          On This              Become Exercisable as             Number
           Date               To This Number of Shares         Exercisable
----------------------------  ------------------------  ------------------------

----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------
----------------------------  ------------------------  ------------------------

     Does Section 19 of the Plan apply to Stockcovered by this Option? Yes ___ No ___.

Millennia III, Inc.

By:                                   X
   -------------------------           --------------------------------------
   Title:                                   (Signature of Optionee)
         -------------------          Date:
                                           ----------------------------------
Optionee's Address:
                   ----------------------------------------------------------

Millennia III, Inc.
Form of Non-Qualified Stock Option Certificate
Page 3


OTHER TERMS OF THE OPTION
-------------------------

     WHEREAS, the Board of Directors (the "Board") has authorized the grant of
                                           -----
stock options upon certain terms and conditions set forth herein; and

     WHEREAS, the Board has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee agree as set forth above and as follows:

     7.  Grant.  Pursuant and subject to the Plan, the Company does hereby grant
         -----
to the Optionee a stock option (the "Option") to purchase from the Company the
                                     ------
number of shares of its Common Stock set forth in Section 3 upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is a non-qualified stock option and is NOT intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422A of the Internal Revenue Code of 1986, as amended.

     8.  Option Price.  This Option may be exercised at the option price per
         ------------
share of Stock set forth in Section 4 hereof, subject to adjustment as provided herein and in the Plan.

     9.  Term and Exercisability of Option. This Option shall expire on the date
         ---------------------------------
determined pursuant to Section 5 hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan and those conditions, if any, set forth in Section 6 hereof. In addition in the event that before this Option has been exercised in full, the Optionee ceases to be an employee of the Company for any reason other than death or a termination for dishonesty or other "cause" as provided in Section 16 of the Plan, the Optionee may exercise this Option to the extent that he or she might have exercised it on the date of termination of his or her employment, during the period ending on the earlier of (i) the date on which the Option expires in accordance with Section 5 of this Agreement or (ii) three months after the date of termination of the Optionee's employment by the Company. In the event of the death of the Optionee before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option to the extent that the Optionee might have exercised it on the date of his or her death, during the period ending on the earlier of (i) the date on which the Option expires in accordance with Section 5 of this Agreement or (ii) the first anniversary of the date of the Optionee's death.

     10.  Method of Exercise.  To the extent that the right to purchase shares
          ------------------
of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to

Millennia III, Inc.
Form of Non-Qualified Stock Option Certificate
Page 4


which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. As soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents, [or, in accordance with the terms and conditions of Section 10 of the Plan, (a) in whole or in part in shares of Common Stock of the Company, or (b) in part by promissory note of the Optionee in the form attached hereto as Exhibit B; provided, however, that the Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice]/1/. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

     11.  Non-assignability of Option Rights.  This Option shall not be
          ----------------------------------
assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by him or her.

     12.  Compliance with Securities Act.  The Company shall not be obligated to
          ------------------------------
sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

     13.  Legends.  The Optionee hereby acknowledges that the stock certificate
          -------
or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 12 hereof and, if applicable to this Option, in Section 19 of the Plan.

/1/  Review.

Millennia III, Inc.
Form of Non-Qualified Stock Option Certificate
Page 5


     14.  Rights as Stockholder.  The Optionee shall have no rights as a
          ---------------------
stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15.  Withholding Taxes.  The Optionee hereby agrees, as a condition to any
          -----------------
exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by (a) authorizing
                                         ------------------
the Company to withhold the Withholding Amount from his or her cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its discretion may refuse to issue such Stock or may withhold from the Stock delivered upon exercise of this Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount.

     16.  Termination or Amendment of Plan.  The Board may in its sole and
          --------------------------------
absolute discretion at any time terminate or from time to time modify and amend the Plan, but no such termination or amendment will affect rights and obligations under this Option.

     17.  Effect Upon Employment.  Nothing in this Option or the Plan shall be
          ----------------------
construed to impose any obligation upon the Company to employ the Optionee or to retain the Optionee in its employ, or continue its involvement with, the Optionee.

     18.  Time for Acceptance.  Unless the Optionee shall evidence his
          -------------------
acceptance of this Option by execution of this Agreement within seven (7) days after its delivery to him or her, the Option and this Agreement shall be null and void.

     19.  General Provisions.
          ------------------

     a.  Amendment; Waivers.  This Agreement, including the Plan, contains the
         ------------------
full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

     b.  Binding Effect.  This Agreement shall inure to the benefit of and be
         --------------
binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

Millennia III, Inc.
Form of Non-Qualified Stock Option Certificate
Page 6


     c.  Construction.  This Agreement is to be construed in accordance with the
         ------------
terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

     d.  Notices.  Any notice in connection with this Agreement shall be deemed
         -------
to have been properly delivered if it is in writing and is delivered in hand or sent by registered mail to the party addressed as follows, unless another address has been substituted by notice so given:


     To the Optionee:    To his or her address as listed on the books of the
                         Company.

     To the Company:     Millennia III, Inc.
                         14 Ridge Lane
                         Weston, Connecticut 06883

                         Copy to:
                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, MA  02109
                         Attention:  Stephen A. Evans

Millennia III, Inc.
Form of Non-Qualified Stock Option Certificate
Page 7

                                         Exhibit A to Non-qualified Stock Option

               [FORM FOR EXERCISE OF NON-QUALIFIED STOCK OPTION]


Millennia III, Inc.
14 Ridge Lane
Weston, Connecticut 06883

RE:  Exercise of Non-qualified Option under Millennia III, Inc. 1996 Stock
     ---------------------------------------------------------------------
     Option Plan
     -----------

Gentlemen:

     Please take notice that the undersigned hereby elects to exercise the stock
option granted to               on         , 199  by and to the extent of
                  -------------    --------     -
purchasing          shares of the Common Stock of Millennia III, Inc. (the
           --------
"Company") for the option price of $          per share, subject to the terms
--------                            ---------
and conditions of the Non-qualified Stock Option Agreement between
                                                                   -------------
and the Company dated as of            , 199 .
                            -----------     -

     The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan of the purchase price for said shares. If the undersigned is making payment of any part of the purchase price by
-------------------------------------------------------------------------
delivery of shares of Common Stock of the Company, he or she hereby confirms
----------------------------------------------------------------------------
that he or she has investigated and considered the possible income tax
----------------------------------------------------------------------
consequences to him or her of making such payments in that form.  The
---------------------------------------------------------------
undersigned hereby agrees to provide the Company with an amount sufficient to satisfy the obligation of the Company to withhold certain taxes.

     The undersigned hereby specifically confirms to Millennia III, Inc. that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Stock Option Agreement.

                                    Very truly yours,


------------------                  ---------------------------------------
Date                                (Signed by               or other party
                                               -------------
                                    duly exercising option)

Millennia III, Inc.
Form of Non-Qualified Stock Option Certificate
Page 8

                                          Exhibit B to Nonqualified Stock Option

          [FORM OF TERM NOTE IN PAYMENT OF EXERCISE PRICE OF OPTIONS]
                                PROMISSORY NOTE

$                                                        Date:
 ---------------------                                        ------------------

     FOR VALUE RECEIVED, the undersigned (the "Payor") hereby promises to pay to
                                               -----
the order of Millennia III, Inc. (the "Payee") at the principal office of Payee
                                       -----
in Connecticut on or before              , 19   the sum of
                            -------------    --
_________________________________________ ($__________) with interest from the
-----------------------------------------   ----------
date hereof on the principal amount hereof from time to time unpaid at the rate
of      percent ( %) per annum (being the "base rate" of The First National Bank
   ----          -
of Boston on the date hereof). Interest on the outstanding principal amount hereof shall be due and payable quarterly on the last business day of March, June, September and December in each year during the term of this Note, and at
maturity commencing           .  The Payor authorizes the Payee to withhold such
                    ----------
interest from his regular monthly or other salary payment or other compensation and to apply such withheld amount to interest due hereon and also agrees to execute such instruments and other documents as the Payee may from time to time
request to reflect such right of withholding.  [THE PAYOR SHALL ON           OF
                                                                   ---------
EACH YEAR, COMMENCING IN     , PAY AN AMOUNT EQUAL TO     PERCENT (   %) OF THE
                         ----                         ---          ---
ORIGINAL PRINCIPAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL ACCRUED AND UNPAID INTEREST THEREON.]

     All payments on this Note shall be first applied against accrued but unpaid interest to the extent thereof, and then to the outstanding principal amount.

     The Payor shall have the right to prepay the principal amount of this Note in whole or in part at any time without penalty, but together with all but unpaid accrued interest on the outstanding principal amount. No such prepayment amount shall affect the obligation of the Payor to make the payments required by the last sentence of the first paragraph of this Note.

     Payor shall pay principal, interest, and other amounts under, and in accordance with the terms of, this Note, free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto, excluding taxes measured by income.

     Should the indebtedness evidenced by this Note or any part thereof be collected by legal action, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Payor agrees to pay, upon demand by Payee, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and

Millennia III, Inc.
Form of Non-Qualified Stock Option Certificate
Page 9


reasonable attorneys' fees and other reasonable collection charges, to the maximum extent permitted by applicable law.

     This Note represents the obligation of the Payor to pay on an installment basis the balance of the purchase price of shares of Common Stock of the Payee to be issued to the Payor promptly after the date hereof (the "Shares"), plus
                                                               ------
interest on such purchase price, pursuant to a stock option granted on
                                                                       --------
pursuant to the Stock Option Agreement dated         , 199  (the "Agreement").
                                             --------     -       ---------

     [NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE OR THE AGREEMENT, PAYOR AND PAYEE AGREE THAT PAYOR SHALL HAVE NO PERSONAL LIABILITY WITH RESPECT TO THE PAYMENT OF ANY AMOUNT DUE UNDER THIS NOTE, THE SOLE RECOURSE OF THE PAYEE BEING TO THE SHARES.]

     Upon the occurrence of any of the following events (an "acceleration event"):

          (a) Failure of the Payor to perform or observe any of his obligations under this Note or the Agreement, or acceleration of the Payor's obligation to make payment of the purchase price of the Shares pursuant to the provisions of the Agreement; or

          (b) Commencement of voluntary or involuntary proceedings in respect of the Payor under any federal or state bankruptcy, insolvency, receivership or other similar law; or

          (c)  Termination of the Payor's employment by the Payee;

     then, and in any such event, the holder of this Note at its election may forthwith declare the entire principal amount of this Note, together with accrued interest thereon, immediately due and payable, and this Note shall thereupon forthwith become so due and payable without presentation, protest or further demand or notice of any kind, all of which are expressly waived.

     The Payor hereby waives the presentment, demand, notice of protest and all other demands and notices in connection with delivery, acceptance, performance, default or enforcement hereof. No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, no course of dealing between the Payor and the holder shall operate as a waiver of any of the holder's rights hereunder unless set forth in a writing signed by the holder, and a waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. The Payor further agrees to pay the costs, fees and expenses (including reasonable attorneys' fees) of collection and enforcement of this Note.

Millennia III, Inc.
Form of Non-Qualified Stock Option Certificate
Page 10


     Any provision of this Note to the contrary notwithstanding, changes in or additions to this Note may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the consent in writing of Payee and Payor, and each such change, addition or waiver shall be binding upon each future holder of the Note and Payor. Any consent may be given subject to satisfaction of conditions stated therein.

     This Note shall be binding upon and shall inure to the benefit of the Payor and the Payee and their respective successors and assigns, including, without limitation, successors by operation of law pursuant to any merger, consolidation or sale of assets involving any of the parties.

     This Note shall be deemed to be a contract made under and to be construed in accordance with and governed by the applicable law of the United States of America and the laws of the State of Delaware.

     This Note is executed as, and shall be effective as, a sealed instrument and shall be binding upon the estate and any successor of the Payor.


Witness:
        ---------------------------------   ----------------------------------
                                            Payor